UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to 240.14a-12

Horizon Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

Filed under Rule 14a-12

of the Securities Exchange Act of 1934

Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc.

SEC File No. of Horizon Pharma, Inc.: 001-35238

This Schedule 14A filing consists of a press release relating to a proposed transaction between Horizon Pharma, Inc., a Delaware corporation (“Horizon”), and Vidara Therapeutics International Public Limited Company , an Irish public limited company (“Vidara”), pursuant to the terms of a Transaction Agreement and Plan of Merger, dated March 18, 2014, by and among Horizon, Vidara, Vidara Therapeutics Holdings LLC, a Delaware limited liability company, Hamilton Holdings (USA), Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Vidara (“U.S. HoldCo”), and Hamilton Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of U.S. HoldCo, as amended by First Amendment to Transaction Agreement and Plan of Merger, dated June 12, 2014.

Horizon issued the press release on August 8, 2014.

Forward-Looking Statements

The press release contains forward-looking statements, including statements regarding the expected timing for closing of the Vidara acquisition and the expectation that stockholder approval will be obtained. These forward-looking statements are based on Horizon management’s expectations and assumptions as of the date of the press release, and actual results may differ materially from those in such forward-looking statements as a result of various factors. These factors include, but are not limited to, risks as to whether and when Horizon will be able to satisfy the conditions precedent to close the proposed merger with Vidara. For a further description of such risks and other risks facing Horizon, please see the risk factors described in Horizon’s filings with the SEC, including those factors discussed under the caption “Risk Factors” in those filings. Forward-looking statements speak only as of the date of the press release and Horizon undertakes no obligation to update or revise such statements, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, Horizon and Vidara have filed documents with the SEC, including a definitive proxy statement/prospectus relating to the proposed transaction filed by Horizon and an effective registration statement on Form S-4 that includes the proxy statement/prospectus relating to the proposed transaction filed by Vidara. The definitive proxy statement/prospectus will be mailed to Horizon stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED DEFINITIVE PROXY/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, VIDARA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon and its directors and executive officers and Vidara and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon is also included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Horizon Pharma Announces Effectiveness of S-4 Registration Statement for Acquisition of Vidara

Therapeutics International Public Company Limited

Stockholder Meeting Scheduled for September 18, 2014

DEERFIELD, Illinois. – August 8, 2014 – Horizon Pharma, Inc. (NASDAQ: HZNP) today announced that the S-4 registration statement filed by Vidara Therapeutics International Public Limited Company (“Vidara”) with the Securities and Exchange Commission on June 26, 2014, as amended on July 28, 2014 and August 6, 2014 regarding the proposed acquisition of Vidara through a reverse merger with Horizon Pharma was declared effective by the SEC on August 7, 2014.

The Company also announced that Horizon has scheduled a special meeting of its stockholders on Thursday, September 18, 2014 at 8:00 a.m. Central Time at the Company’s headquarters at 520 Lake Cook Road, Suite 520, Deerfield, Illinois. The meeting is being held to seek stockholder approval in connection with the acquisition and related matters. Horizon’s stockholders of record as of the close of business on July 30, 2014 are entitled to vote at the meeting. The Company currently expects to complete the acquisition shortly thereafter assuming stockholder approval is obtained, subject to customary closing conditions.

Horizon expects to begin mailing a proxy statement/prospectus to stockholders on or about August 11, 2014.

About Horizon Pharma

Horizon Pharma, Inc. (NASDAQ: HZNP) is a specialty pharmaceutical company focused on improving patients’ lives by identifying, acquiring and commercializing differentiated products that address unmet medical needs. The company markets a portfolio of products in the areas of arthritis, pain and inflammatory diseases. The company’s U.S. marketed products are VIMOVO® (naproxen/esomeprazole), DUEXIS® (ibuprofen/famotidine) and RAYOS® (prednisone) delayed-release tablets. The company has announced the acquisition of Vidara Therapeutics International Public Limited Company (“Vidara”) through a reverse merger, which is expected to close in September. Upon the closing of the Vidara transaction, the company will add ACTIMMUNE® (interferon gamma-1b), an orphan product marketed for use in children and adults with chronic granulomatous disease and severe, malignant osteopetrosis, to its portfolio of U.S. marketed products. For more information, please visit www.horizonpharma.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding, the expected timing for closing of the Vidara acquisition and the expectation that stockholder approval will be obtained. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release, and actual results may differ materially from those in these forward-looking statements as a result of various factors. These factors include, but are not limited to, risks as to whether and when Horizon will be able to satisfy the conditions precedent to close its proposed merger with Vidara, For a further description of these and other risks facing the Company, please see the risk factors described in the Company’s filings with the United States Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in those filings. Forward-looking statements speak only as of the date of this press release and the Company undertakes no obligation to update or revise these statements, except as may be required by law.

520 Lake Cook Road, Suite 520 Deerfield, IL 60015

Additional Information and Where to Find It

In connection with the proposed transaction, Horizon and Vidara have filed documents with the SEC, including a definitive proxy statement/prospectus relating to the proposed transaction filed by Horizon and an effective registration statement on Form S-4 that includes the proxy statement/prospectus relating to the proposed transaction filed by Vidara. The definitive proxy statement/prospectus will be mailed to Horizon stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED DEFINITIVE PROXY/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, VIDARA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon and its directors and executive officers and Vidara and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon is also included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

520 Lake Cook Road, Suite 520 Deerfield, IL 60015

Contacts:

Robert J. De Vaere

Executive Vice President, Chief Financial Officer

investor-relations@horizonpharma.com

Robert F. Carey

Executive Vice President, Chief Business Officer

bcarey@horizonpharma.com

520 Lake Cook Road, Suite 520 Deerfield, IL 60015